UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2024

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue, Suite 400
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 251-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

The closing of the transactions (the “Transaction”) under the Security and Asset Purchase Agreement, dated December 21, 2023 (the “Agreement”), by and between Triumph Group, Inc., a Delaware corporation (the “Company”), Triumph Aftermarket Services Group, LLC, a Delaware limited liability company, Triumph Group Acquisition Corp., a Delaware corporation, Triumph Group Acquisition Holdings, Inc., a Delaware corporation, and The Triumph Group Operations, Inc., a Delaware corporation (collectively, the “Sellers”), and AAR Corp., a Delaware corporation (“Buyer”), occurred on March 1, 2024. In connection therewith, the Sellers sold the Product Support business to Buyer for $725 million in cash, subject to customary adjustments set forth in the Agreement.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2023, and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 1, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma consolidated financial information of Triumph Group, Inc., giving effect to the Transaction, is attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
2.1

Securities and Asset Purchase Agreement, dated as of December 21, 2023, by and among Triumph Group, Inc., Triumph Aftermarket Services Group, LLC, Triumph Group Acquisition Corp., Triumph Group Acquisition Holdings, Inc., The Triumph Group Operations, Inc. and AAR CORP. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Triumph Group, Inc. on December 22, 2023).*

99.1	Press Release dated March 1, 2024, issued by Triumph Group, Inc., regarding the Transaction
99.2	Triumph's Unaudited Pro Forma Condensed Consolidated Financial Statements.
104.1	Cover page interactive data file (embedded within the Inline XBRL document).

* Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2024	TRIUMPH GROUP, INC. By: /s/ Jennifer H. Allen______________________ Jennifer H. Allen Chief Administrative Officer and Senior Vice President, General Counsel and Secretary